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EXHIBIT 99.1

IAC/INTERACTIVECORP AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS

        In December 2004, the Board of Directors of IAC/InterActiveCorp ("IAC") approved a plan to separate IAC into two publicly traded companies:

  •
  Expedia, Inc. ("Expedia"), which consists of the travel and travel-related businesses and investments that IAC operated (other than Interval and TV Travel Shop, which were not spun-off by IAC with Expedia), including Expedia.com, Hotels.com, Hotwire and TripAdvisor; and

  •
  IAC, which consists of its remaining businesses and investments, including its Retailing sector, which includes U.S. and International; its Services sector, which includes Ticketing, Financial Services and Real Estate, Teleservices and Home Services; its Media & Advertising sector; and its Membership & Subscriptions sector, which includes Vacations, Personals and Discounts.

        On July 19, 2005, IAC's shareholders approved the spin-off of Expedia. IAC successfully completed the spin-off of Expedia on August 9, 2005.

        In addition, in March 2005, IAC, through its subsidiary, HSN International, announced that it had entered into an agreement to sell its 48.6% interest in EUVÍA to the German media company, ProSiebenSat. 1 Media AG. Further, during the second quarter of 2005, TV Travel Shop ceased operations. Accordingly, the results of operations of Expedia, EUVÍA and TV Travel Shop have been classified as discontinued operations in the accompanying unaudited pro forma condensed combined statements of operations for all periods presented. The assets and liabilities of Expedia and TV Travel Shop have been presented as assets and liabilities of discontinued operations for all periods presented in the accompanying unaudited pro forma condensed combined balance sheets. The assets and liabilities of EUVÍA have been classified as "Assets held for sale" and "Liabilities held for sale" in the accompanying unaudited pro forma condensed combined balance sheets until the second quarter of 2005. The sale of EUVÍA was completed on June 2, 2005. These unaudited pro forma condensed combined financial statements give effect to the operations of Expedia, EUVÍA and TV Travel Shop being discontinued effective January 1, 2002.

        The following unaudited pro forma condensed combined balance sheets of IAC as of December 31, 2004 and 2003 have been derived from: the audited historical consolidated balance sheets of IAC as of December 31, 2004 and 2003; the audited historical combined balance sheets of Expedia as of December 31, 2004 and 2003; and the unaudited historical balance sheets of EUVÍA and TV Travel Shop as of December 31, 2003. The unaudited pro forma condensed combined balance sheet of IAC as of June 30, 2005 has been derived from the unaudited historical consolidated balance sheet of IAC as of June 30, 2005 and the unaudited historical combined balance sheet of Expedia as of June 30, 2005.

        The following unaudited pro forma condensed combined statements of operations of IAC for each of the years in the three-year period ended December 31, 2004 have been derived from: the audited historical consolidated statements of operations of IAC for each of the years in the three-year period ended December 31, 2004; the audited historical combined statements of operations of Expedia for each of the years in the three-year period ended December 31, 2004; and the unaudited historical statements of operations of EUVÍA and TV Travel Shop for each of the years in the three-year period ended December 31, 2004. The unaudited pro forma condensed combined statements of operations of IAC for the six months ended June 30, 2005 and 2004 have been derived from the unaudited historical consolidated statements of operations of IAC for the six months ended June 30, 2005 and 2004 and the unaudited historical combined statements of operations of Expedia for the six months ended June 30, 2005 and 2004.

        The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have been achieved by IAC if the operations of Expedia, EUVÍA and TV Travel Shop had been discontinued at January 1, 2002, nor is it indicative of future operating results or financial position of IAC. The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K. The pro forma information should be read in conjunction with the accompanying notes thereto, with IAC's historical consolidated financial statements and related notes thereto and with Expedia's historical combined financial statements and related notes thereto.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

	IAC Condensed June 30, 2005	Expedia Condensed June 30, 2005	Expedia Pro Forma Adjustments	Notes	Total Pro Forma Condensed June 30, 2005
	(Dollars in thousands)
ASSETS
CURRENT ASSETS
Cash and cash equivalents (including restricted cash)	$2,561,453	$375,353	$143,245	(2)	$2,329,345
Marketable securities	2,143,878	—	—	(3)	2,143,878
Receivables from IAC and subsidiaries	—	2,356,525	2,356,525	(4)	—
Assets held for sale	5,149	—	—		5,149
Other current assets	1,845,448	336,686	6,167	(5)	1,514,929
Current assets of discontinued operations	7,990	—	562,627	(6)	570,617

Total current assets	6,563,918	3,068,564	3,068,564		6,563,918
Property, plant and equipment, net	576,826	84,497	—		492,329
Goodwill	11,741,157	5,872,589	(23,258)	(1), (5)	5,845,310
Intangible assets, net	2,540,096	1,239,930	—		1,300,166
Long-term investments and other non-current assets	353,845	37,029	—	(5)	316,816
Non-current assets of discontinued operations	7,731	—	7,257,303	(6)	7,265,034

TOTAL ASSETS	$21,783,573	$10,302,609	$10,302,609		$21,783,573

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Current maturities of long-term obligations and short-term borrowings	$789,862	$—	$—		$789,862
Other current liabilities	4,047,187	1,515,495	—		2,531,692
Current liabilities of discontinued operations	33,641	—	1,515,495	(6)	1,549,136

Total current liabilities	4,870,690	1,515,495	1,515,495		4,870,690
Long-term obligations, net of current maturities	794,272	—	—		794,272
Other long-term liabilities	147,683	38,183	—		109,500
Non-current liabilities of discontinued operations	8,319	—	476,293	(6)	484,612
Deferred income taxes	1,631,339	353,907	(8,563)	(5)	1,268,869
Minority interest	86,246	75,640	—		10,606
SHAREHOLDERS' EQUITY
Invested equity	—	8,319,384	8,319,384	(6)	—
Preferred stock $.01 par value	131	—	—		131
Common stock $.01 par value	7,021	—	—		7,021
Class B convertible common stock $.01 par value	646	—	—		646
Additional paid-in capital	15,637,219	—	—		15,637,219
Retained earnings	3,115,828	—	—		3,115,828
Accumulated other comprehensive income	32,777	—	—		32,777
Treasury stock	(4,543,600)	—	—		(4,543,600)
Note receivable from key executive for common stock issuance	(4,998)	—	—		(4,998)

Total shareholders' equity	14,245,024	8,319,384	8,319,384		14,245,024

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$21,783,573	$10,302,609	$10,302,609		$21,783,573

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

	IAC Condensed December 31, 2004	Expedia Condensed December 31, 2004	Expedia Pro Forma Adjustments	Notes	Total Pro Forma Condensed December 31, 2004
	(Dollars in thousands)
ASSETS
CURRENT ASSETS
Cash and cash equivalents (including restricted cash)	$1,141,075	$155,557	$55,557	(2)	$1,041,075
Marketable securities	2,409,745	1,000	1,000	(3)	2,409,745
Receivables from IAC and subsidiaries	—	1,874,745	1,874,745	(4)	—
Assets held for sale	339,880	—	—		339,880
Other current assets	1,216,511	214,555	6,164	(5)	1,008,120
Current assets of discontinued operations	8,556	—	308,391	(6)	316,947

Total current assets	5,115,767	2,245,857	2,245,857		5,115,767
Property, plant and equipment, net	508,683	81,426	—		427,257
Goodwill	11,210,964	5,790,111	(59,028)	(1), (5)	5,361,825
Intangible assets, net	2,333,663	1,279,361	—		1,054,302
Long-term investments and other non-current assets	1,792,509	140,432	(10,361)	(5)	1,641,716
Preferred interest exchangeable for common stock	1,428,530	—	—		1,428,530
Non-current assets of discontinued operations	8,749	—	7,360,719	(6)	7,369,468

TOTAL ASSETS	$22,398,865	$9,537,187	$9,537,187		$22,398,865

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Current maturities of long-term obligations and short-term borrowings	$562,966	$13	$—		$562,953
Liabilities held for sale	295,773	—	—		295,773
Other current liabilities	2,000,795	982,166	—		1,018,629
Current liabilities of discontinued operations	32,904	—	982,179	(6)	1,015,083

Total current liabilities	2,892,438	982,179	982,179		2,892,438
Long-term obligations, net of current maturities	796,715	—	—		796,715
Other long-term liabilities	151,580	50,248	—		101,332
Non-current liabilities of discontinued operations	5,546	—	417,975	(6)	423,521
Deferred income taxes	2,479,678	333,696	(15,596)	(5)	2,130,386
Common stock exchangeable for preferred interest	1,428,530	—	—		1,428,530
Minority interest	39,074	18,435	—		20,639
SHAREHOLDERS' EQUITY
Invested equity	—	8,152,629	8,152,629	(6)	—
Preferred stock $.01 par value	131	—	—		131
Common stock $.01 par value	6,970	—	—		6,970
Class B convertible common stock $.01 par value	646	—	—		646
Additional paid-in capital	14,058,797	—	—		14,058,797
Retained earnings	2,428,760	—	—		2,428,760
Accumulated other comprehensive income	81,051	—	—		81,051
Treasury stock	(1,966,053)	—	—		(1,966,053)
Note receivable from key executive for common stock issuance	(4,998)	—	—		(4,998)

Total shareholders' equity	14,605,304	8,152,629	8,152,629		14,605,304

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$22,398,865	$9,537,187	$9,537,187		$22,398,865

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

	IAC Condensed December 31, 2003	Euvía and TV Travel Shop December 31, 2003(7)	Subtotal	Expedia Condensed December 31, 2003	Expedia Pro Forma Adjustments	Notes	Total Pro Forma Condensed December 31, 2003
	(Dollars in thousands)
ASSETS
CURRENT ASSETS
Cash and cash equivalents (including restricted cash)	$930,418	$(39,445)	$890,973	$211,584	$111,584	(2)	$790,973
Marketable securities	2,419,735	—	2,419,735	693,320	693,320	(3)	2,419,735
Receivables from IAC and subsidiaries	—	—	—	591,583	591,583	(4)	—
Assets held for sale	—	61,577	61,577	—	—		61,577
Other current assets	864,823	(31,147)	833,676	183,675	(701)	(5)	649,300
Current assets of discontinued operations	—	9,015	9,015	—	284,376	(6)	293,391

Total current assets	4,214,976	—	4,214,976	1,680,162	1,680,162		4,214,976
Property, plant and equipment, net	473,177	(5,399)	467,778	75,618	—		392,160
Goodwill	11,273,635	(205,033)	11,068,602	5,650,322	(93,522)	(1),(5)	5,324,758
Intangible assets, net	2,513,889	(41,230)	2,472,659	1,323,026	—		1,149,633
Non-current assets held for sale	—	211,379	211,379	—	—		211,379
Long-term investments and other non-current assets	1,663,908	(3,379)	1,660,529	26,142	—	(5)	1,634,387
Preferred interest exchangeable for common stock	1,428,530	—	1,428,530	—	—		1,428,530
Non-current assets of discontinued operations	340	43,662	44,002	—	7,168,630	(6)	7,212,632

TOTAL ASSETS	$21,568,455	$—	$21,568,455	$8,755,270	$8,755,270		$21,568,455

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Current maturities of long-term obligations and short-term borrowings	$2,850	$(567)	$2,283	$—	$—		$2,283
Liabilities held for sale	—	16,930	16,930	—	—		16,930
Other current liabilities	1,859,269	(45,963)	1,813,306	825,324	—		987,982
Current liabilities of discontinued operations	16,062	29,600	45,662	—	825,324	(6)	870,986

Total current liabilities	1,878,181	—	1,878,181	825,324	825,324		1,878,181
Long-term obligations, net of current maturities	1,120,097	(2,271)	1,117,826	—	—		1,117,826
Non-current liabilities held for sale	—	218,463	218,463	—	—		218,463
Other long-term liabilities	67,981	—	67,981	3,321	—		64,660
Non-current liabilities of discontinued operations	—	11,458	11,458	—	379,822	(6)	391,280
Deferred income taxes	2,446,394	(11,458)	2,434,936	372,324	(4,177)	(5)	2,058,435
Common stock exchangeable for preferred interest	1,428,530	—	1,428,530	—	—		1,428,530
Minority interest	211,687	(216,192)	(4,505)	—	—		(4,505)
SHAREHOLDERS' EQUITY
Invested equity	—	—	—	7,554,301	7,554,301	(6)	—
Preferred stock $.01 par value	131	—	131	—	—		131
Common stock $.01 par value	6,790	—	6,790	—	—		6,790
Class B convertible common stock $.01 par value	646	—	646	—	—		646
Additional paid-in capital	13,634,926	—	13,634,926	—	—		13,634,926
Retained earnings	2,276,952	—	2,276,952	—	—		2,276,952
Accumulated other comprehensive income	36,896	—	36,896	—	—		36,896
Treasury stock	(1,535,758)	—	(1,535,758)	—	—		(1,535,758)
Note receivable from key executive for common stock issuance	(4,998)	—	(4,998)	—	—		(4,998)

Total shareholders' equity	14,415,585	—	14,415,585	7,554,301	7,554,301		14,415,585

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$21,568,455	$—	$21,568,455	$8,755,270	$8,755,270		$21,568,455

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	IAC Condensed Six months ended June 30, 2005	Expedia Condensed Six months ended June 30, 2005	Expedia Pro Forma Adjustments	Notes	Total Pro Forma Condensed Six months ended June 30, 2005
	(In thousands, except per share amounts)
Service revenue	$2,177,151	$1,040,053	$165	(8)	$1,137,263
Product sales	1,426,269	—	—		1,426,269

Net revenue	3,603,420	1,040,053	165		2,563,532
Cost of sales—service revenue	783,638	229,040	11,315	(8)	565,913
Cost of sales—product sales	869,817	—	—		869,817

Gross profit	1,949,965	811,013	(11,150)		1,127,802
Selling and marketing expense	760,674	347,474	2,104	(8)	415,304
General and administrative expense	447,842	132,503	4,920	(8), (9)	320,259
Other operating expense	54,931	2,479	—		52,452
Amortization of cable distribution fees	33,781	—	—		33,781
Amortization of non-cash distribution and marketing expense	3,917	3,917	—		—
Amortization of non-cash compensation expense	109,910	80,908	—		29,002
Amortization of intangibles	147,204	63,448	—		83,756
Depreciation expense	87,991	17,580	—		70,411

Operating income	303,715	162,704	(18,174)		122,837
Other income (expense):
Interest income	99,750	29,511	24,773	(8)	95,012
Interest expense	(40,609)	—	—	(8)	(40,609)
Gain on sale of VUE	523,487	—	—		523,487
Equity in income of VUE	21,960	—	—		21,960
Equity in the income of unconsolidated affiliates and other	24,000	4,510	—		19,490

Total other income, net	628,588	34,021	24,773		619,340

Earnings from continuing operations before income taxes and minority interest	932,303	196,725	6,599		742,177
Income tax expense	(376,039)	(74,869)	(2,846)	(10)	(304,016)
Minority interest in income of consolidated subsidiaries	(1,820)	(395)	—		(1,425)

Earnings from continuing operations	$554,444	$121,461	$3,753		$436,736

Earnings per share from continuing operations:(11)
Basic earnings per share	$1.63				$1.28
Diluted earnings per share	$1.52				$1.20

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	IAC Condensed Six months ended June 30, 2004	Expedia Condensed Six months ended June 30, 2004	Expedia Pro Forma Adjustments	Notes	Total Pro Forma Condensed Six months ended June 30, 2004
	(In thousands, except per share amounts)
Service revenue	$1,764,470	$900,221	$230	(8)	$864,479
Product sales	1,131,320	—	—		1,131,320

Net revenue	2,895,790	900,221	230		1,995,799
Cost of sales—service revenue	656,388	201,177	3,613	(8)	458,824
Cost of sales—product sales	701,506	—	—		701,506

Gross profit	1,537,896	699,044	(3,383)		835,469
Selling and marketing expense	599,415	323,735	184	(8)	275,864
General and administrative expense	336,250	109,020	8,876	(8), (9)	236,106
Other operating expense	41,141	721	—		40,420
Amortization of cable distribution fees	35,033	—	—		35,033
Amortization of non-cash distribution and marketing expense	11,072	9,771	—		1,301
Amortization of non-cash compensation expense	124,310	90,044	—		34,266
Amortization of intangibles	156,808	60,777	—		96,031
Depreciation expense	83,914	14,777	—		69,137

Operating income	149,953	90,199	(12,443)		47,311
Other income (expense):
Interest income	93,334	16,002	11,258	(8)	88,590
Interest expense	(38,850)	(1,728)	(1,505)	(8)	(38,627)
Equity in income of VUE	10,686	—	—		10,686
Equity in the income (losses) of unconsolidated affiliates and other	12,370	(2,458)	—		14,828

Total other income, net	77,540	11,816	9,753		75,477

Earnings from continuing operations before income taxes and minority interest	227,493	102,015	(2,690)		122,788
Income tax expense	(88,241)	(40,282)	565	(10)	(47,394)
Minority interest in income of consolidated subsidiaries	(1,485)	(472)	—		(1,013)

Earnings from continuing operations	$137,767	$61,261	$(2,125)		$74,381

Earnings per share from continuing operations:(11)
Basic earnings per share	$0.38				$0.19
Diluted earnings per share	$0.35				$0.18

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	IAC Condensed Year ended December 31, 2004	Euvía and TV Travel Shop Year ended December 31, 2004(12)	Subtotal	Expedia Condensed Year ended December 31, 2004	Expedia Pro Forma Adjustments	Notes	Total Pro Forma Condensed Year ended December 31, 2004
	(In thousands, except per share amounts)
Service revenue	$3,595,898	$(33,878)	$3,562,020	$1,843,013	$121	(8)	$1,719,128
Product sales	2,596,782	(127,631)	2,469,151	—	—		2,469,151

Net revenue	6,192,680	(161,509)	6,031,171	1,843,013	121		4,188,279
Cost of sales-service revenue	1,331,173	(17,564)	1,313,609	412,701	7,722	(8)	908,630
Cost of sales-product sales	1,492,779	(5,161)	1,487,618	—	—		1,487,618

Gross profit	3,368,728	(138,784)	3,229,944	1,430,312	(7,601)		1,792,031
Selling and marketing expense	1,203,370	(22,968)	1,180,402	608,618	3,970	(8)	575,754
General and administrative expense	746,853	(36,559)	710,294	233,740	15,567	(8), (9)	492,121
Other operating expense	142,360	(52,407)	89,953	2,699	—		87,254
Amortization of cable distribution fees	70,590	(1,358)	69,232	—	—		69,232
Amortization of non-cash distribution and marketing expense	18,030	—	18,030	16,728	—		1,302
Amortization of non-cash compensation expense	241,726	—	241,726	171,400	—		70,326
Amortization of intangibles	347,457	(36,978)	310,479	125,091	—		185,388
Depreciation expense	179,514	(3,375)	176,139	31,563	—		144,576
Restructuring	1,542	—	1,542	—	—		1,542
Goodwill impairment	184,780	—	184,780	—	—		184,780

Operating income (loss)	232,506	14,861	247,367	240,473	(27,138)		(20,244)
Other income (expense):
Interest income	191,679	(946)	190,733	38,775	31,148	(8)	183,106
Interest expense	(87,388)	5,643	(81,745)	(453)	—	(8)	(81,292)
Equity in income of VUE	16,188	—	16,188	—	—		16,188
Equity in the income (losses) of unconsolidated affiliates and other	25,691	(409)	25,282	(9,252)	—		34,534

Total other income, net	146,170	4,288	150,458	29,070	31,148		152,536

Earnings from continuing operations before income taxes and minority interest	378,676	19,149	397,825	269,543	4,010		132,292
Income tax expense	(179,186)	2,095	(177,091)	(106,371)	(3,546)	(10)	(74,266)
Minority interest in (income) losses of consolidated subsidiaries	(13,729)	10,871	(2,858)	301	—		(3,159)

Earnings from continuing operations	$185,761	$32,115	$217,876	$163,473	$464		$54,867

Earnings per share from continuing operations:(11)
Basic earnings per share	$0.50						$0.12
Diluted earnings per share	$0.47						$0.11

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	IAC Condensed Year ended December 31, 2003	Euvía and TV Travel Shop Year ended December 31, 2003(12)	Subtotal	Expedia Condensed Year ended December 31, 2003	Expedia Pro Forma Adjustments	Notes	Total Pro Forma Condensed Year ended December 31, 2003
	(In thousands, except per share amounts)
Service revenue	$3,896,148	$(46,920)	$3,849,228	$2,339,813	$394	(8)	$1,509,809
Product sales	2,431,970	(118,290)	2,313,680	—	—		2,313,680

Net revenue	6,328,118	(165,210)	6,162,908	2,339,813	394		3,823,489
Cost of sales-service revenue	2,068,286	(16,580)	2,051,706	1,199,414	—	(8)	852,292
Cost of sales-product sales	1,400,753	(4,676)	1,396,077	—	—		1,396,077

Gross profit	2,859,079	(143,954)	2,715,125	1,140,399	394		1,575,120
Selling and marketing expense	929,445	(21,506)	907,939	416,492	—	(8)	491,447
General and administrative expense	711,781	(52,564)	659,217	227,315	11,083	(8), (9)	442,985
Other operating expense	116,413	(50,677)	65,736	—	—		65,736
Amortization of cable distribution fees	68,902	(1,449)	67,453	—	—		67,453
Amortization of non-cash distribution and marketing expense	51,432	—	51,432	41,974	—		9,458
Amortization of non-cash compensation expense	128,185	—	128,185	95,781	—		32,404
Amortization of intangibles	268,504	(5,754)	262,750	76,073	—		186,677
Depreciation expense	172,453	(4,289)	168,164	27,582	—		140,582
Restructuring	21	—	21	—	—		21
Merger costs	11,760	—	11,760	11,664	—		96

Operating income	400,183	(7,715)	392,468	243,518	(10,689)		138,261
Other income (expense):
Interest income	175,822	(821)	175,001	22,614	—	(8)	152,387
Interest expense	(92,913)	5,248	(87,665)	(2,905)	(207)	(8)	(84,967)
Equity in losses of VUE	(224,468)	—	(224,468)	—	—		(224,468)
Equity in the income (losses) of unconsolidated affiliates and other	3,767	(281)	3,486	(7,729)	—		11,215

Total other income (expense), net	(137,792)	4,146	(133,646)	11,980	(207)		(145,833)

Earnings from continuing operations before income taxes and minority interest	262,391	(3,569)	258,822	255,498	(10,896)		(7,572)
Income tax (expense) benefit	(70,691)	(1,855)	(72,546)	(97,202)	(442)	(10)	24,214
Minority interest in income of consolidated subsidiaries	(65,043)	12,221	(52,822)	(46,889)	—		(5,933)

Earnings from continuing operations	$126,657	$6,797	$133,454	$111,407	$(11,338)		$10,709

Earnings per share from continuing operations:(11)
Basic earnings per share	$0.38						$(0.01)
Diluted earnings per share	$0.33						$(0.01)

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC/INTERACTIVECORP AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

	IAC Condensed Year ended December 31, 2002	Euvía and TV Travel Shop Year ended December 31, 2002 (12)	Subtotal	Expedia Condensed Year ended December 31, 2002	Expedia Pro Forma Adjustments	Notes	Total Pro Forma Condensed Year ended December 31, 2002
	(In thousands, except per share amounts)
Service revenue	$2,656,043	$(26,064)	$2,629,979	$1,499,075	$—	(8)	$1,130,904
Product sales	1,924,882	(26,411)	1,898,471	—	—		1,898,471

Net revenue	4,580,925	(52,475)	4,528,450	1,499,075	—		3,029,375
Cost of sales—service revenue	1,573,491	(11,131)	1,562,360	836,320	367	(8)	726,407
Cost of sales—product sales	1,202,519	—	1,202,519	—	—		1,202,519

Gross profit	1,804,915	(41,344)	1,763,571	662,755	(367)		1,100,449
Selling and marketing expense	559,741	(9,061)	550,680	230,713	—	(8)	319,967
General and administrative expense	495,386	(19,073)	476,313	136,330	2,322	(8), (9)	342,305
Other operating expense	84,510	(14,398)	70,112	—	—		70,112
Amortization of cable distribution fees	58,926	—	58,926	—	—		58,926
Amortization of non-cash distribution and marketing expense	37,344	—	37,344	32,680	—		4,664
Amortization of non-cash compensation expense	15,637	—	15,637	5,632	—		10,005
Amortization of intangibles	145,667	(3,870)	141,797	42,909	—		98,888
Depreciation expense	170,819	(2,250)	168,569	18,439	—		150,130
Restructuring	54,130	—	54,130	—	—		54,130
Goodwill impairment	22,247	—	22,247	—	—		22,247
Merger costs	7,910	—	7,910	2,282	—		5,628

Operating income (loss)	152,598	7,308	159,906	193,770	(2,689)		(36,553)
Other income (expense):
Interest income	114,599	(155)	114,444	15,075	—	(8)	99,369
Interest expense	(44,467)	1,644	(42,823)	—	—	(8)	(42,823)
Equity in income of VUE	6,107	—	6,107	—	—		6,107
Equity in the income (losses) of unconsolidated affiliates and other	(115,640)	4,424	(111,216)	571	—		(111,787)

Total other income (expense), net	(39,401)	5,913	(33,488)	15,646	—		(49,134)

Earnings from continuing operations before income taxes and minority interest	113,197	13,221	126,418	209,416	(2,689)		(85,687)
Income tax (expense) benefit	(65,127)	297	(64,830)	(82,579)	5,796	(10)	23,545
Minority interest in income of consolidated subsidiaries	(46,073)	1,186	(44,887)	(50,124)	—		5,237

Earnings (loss) from continuing operations	$1,997	$14,704	$16,701	$76,713	$3,107		$(56,905)

Earnings per share from continuing operations:(11)
Basic earnings per share	$(0.05)						$(0.32)
Diluted earnings per share	$(0.07)						$(0.32)

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

IAC/INTERACTIVECORP

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(In thousands)

		As of June 30, 2005	As of December 31, 2004	As of December 31, 2003
(1)	To adjust the recorded value of goodwill to reflect the removal of TV Travel Shop and Interval International from the IAC Travel reporting unit pursuant to SFAS 142.	$—	$(47,229)	$(50,265)
(2)	To record the decrease to Expedia's cash and cash equivalents (including restricted cash) pursuant to the terms of the Spin-Off.	$143,245	$55,557	$111,584
(3)	To record the decrease to Expedia's marketable securities pursuant to the terms of the Spin-Off. According to the terms of the Spin-Off, IAC is to retain all of Expedia's marketable securities.	$—	$1,000	$693,320
(4)	To classify Expedia's receivables from IAC and subsidiaries as invested equity.	$2,356,525	$1,874,745	$591,583
(5)
	To reflect Expedia's historical income tax assets and liabilities and related impact to the carrying value of Expedia's goodwill as if it had been a member of IAC's consolidated group for all periods presented.
	Current deferred tax asset	$6,167	$6,164	$(701)
	Goodwill	(23,258)	(11,799)	(43,257)
	Non-current deferred tax asset	—	(10,361)	—
	Non-current deferred tax liability	(8,563)	(15,596)	(4,177)
(6)	To reclassify Expedia's historical assets, liabilities and invested equity, including pro forma adjustments above, from continuing operations to discontinued operations pursuant to SFAS 144.
	Current assets of discontinued operations	$562,627	$308,391	$284,376
	Non-current assets of discontinued operations	7,257,303	7,360,719	7,168,630
	Current liabilities of discontinued operations	1,515,495	982,179	825,324
	Non-current liabilities of discontinued operations	476,293	417,975	379,822
	Invested equity	8,319,384	8,152,629	7,554,301
(7)	To reclassify the assets and liabilities of Euvía as "Assets held for sale" and "Liabilities held for sale" and to reclassify the assets and liabilities of TV Travel Shop as discontinued operations as of December 31, 2003.

		For the Six Months Ended		For the Year Ended
		June 30, 2005	June 30, 2004	December 31, 2004	December 31, 2003	December 31, 2002
(8)	To reclassify the previously recorded elimination of intercompany transactions between Expedia and IAC's other subsidiaries from continuing operations to discontinued operations as follows:
	Service revenue	$165	$230	$121	$394	$—
	Cost of sales-service revenue	11,315	3,613	7,722	—	367
	Selling and marketing expense	2,104	184	3,970	—	—
	General and administrative expense	578	3,643	5,100	8,319	2,322
	Interest income	24,773	11,258	31,148	—	—
	Interest (expense)	—	(1,505)	—	(207)	—
(9)	To reverse allocations previously made to Expedia by IAC in the preparation of Expedia's historical carve-out financial statements	$4,342	$5,233	$10,467	$2,764	$—
(10)	To reflect Expedia's historical income tax provision as if it had been a member of IAC's consolidated group for all periods presented.	$(2,846)	$565	$(3,546)	$(442)	$5,796
(11)	Historical earnings per share have been restated to give effect to the one-for-two reverse stock split.
(12)	To classify the results of operations of Euvía and TV Travel Shop as discontinued operations for each of the years in the three-year period ended December 31, 2004.

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  EXHIBIT 99.1
IAC/INTERACTIVECORP AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
IAC/INTERACTIVECORP AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
IAC/INTERACTIVECORP AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
IAC/INTERACTIVECORP AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
IAC/INTERACTIVECORP AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
IAC/INTERACTIVECORP AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
IAC/INTERACTIVECORP AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
IAC/INTERACTIVECORP AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
IAC/INTERACTIVECORP AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
IAC/INTERACTIVECORP NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (In thousands)